Exhibit 99.2

 2  Safe Harbor Statement  This presentation contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” under the securities laws. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, business prospects, outcomes of regulatory proceedings, market conditions, and other matters, based on what we believe to be reasonable assumptions and on information currently available to us.   Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “target,” “anticipate,” “will,” “would,” “could,” “should,” “see,” “guidance,” “outlook,” “confident,” “may,” “continue,” “intend,” “goal,” “potential,” and other words of similar meaning. The absence of such words, expressions or statements, however, does not mean that the statements are not forward-looking. In particular, express or implied statements relating to future earnings, cash flow, results of operations, uses of cash, tax rates and other measures of financial performance, future actions, conditions or events, potential future plans, strategies or transactions of DT Midstream, and other statements that are not historical facts, are forward-looking statements.   Forward-looking statements are not guarantees of future results and conditions, but rather are subject to numerous assumptions, risks, and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated, or budgeted. Many factors may impact forward-looking statements of DT Midstream including, but not limited to, the following: changes in general economic conditions, including increases in interest rates and associated Federal Reserve policies, a potential economic recession, and the impact of inflation on our business; industry changes, including the impact of consolidations, alternative energy sources, technological advances, infrastructure constraints and changes in competition; changes in global trade policies and tariffs; global and domestic supply chain disruptions; actions taken by third-party operators, producers, processors, transporters and gatherers; changes in expected production from Expand Energy and other third parties in our areas of operation; demand for natural gas gathering, transmission, storage, transportation, sand mining, and water services; the availability and price of natural gas to the consumer compared to the price of alternative and competing fuels; our ability to successfully and timely implement our business plan; our ability to complete organic growth projects on time and on budget; our ability to finance, complete, or successfully integrate acquisitions; our ability to realize the anticipated benefits from acquisitions and our ability to manage the risks associated with acquisition activity; the price and availability of debt and equity financing; restrictions in our existing and any future credit facilities and indentures; the effectiveness of our information technology and operational technology systems and practices to detect and defend against evolving cyber attacks on United States critical infrastructure; changing laws regarding cybersecurity and data privacy, and any cybersecurity threat or event; operating hazards, environmental risks, and other risks incidental to gathering, storing and transporting natural gas; geologic and reservoir risks and considerations; natural disasters, adverse weather conditions, casualty losses and other matters beyond our control; the impact of outbreaks of illnesses, epidemics and pandemics, and any related economic effects; the impacts of geopolitical events, including the conflicts in Ukraine and the Middle East; labor relations and markets, including the ability to attract, hire and retain key employee and contract personnel; large customer defaults; changes in tax status, as well as changes in tax rates and regulations; the effects and associated cost of compliance with existing and future laws and governmental regulations, such as the Inflation Reduction Act and the One Big Beautiful Bill Act; changes in environmental laws, regulations or enforcement policies, including laws and regulations relating to pipeline safety, climate change and greenhouse gas emissions; changes in laws and regulations or enforcement policies, including those relating to construction and operation of new interstate gas pipelines, ratemaking to which our pipelines may be subject, or other non-environmental laws and regulations; our ability to qualify for federal income tax credits; our ability to develop low carbon business opportunities and deploy greenhouse gas reducing technologies; changes in insurance markets impacting costs and the level and types of coverage available; the timing and extent of changes in commodity prices; the success of our risk management strategies; the suspension, reduction or termination of our customers’ obligations under our commercial agreements; disruptions due to equipment interruption or failure at our facilities, or third-party facilities on which our business is dependent; the effects of future litigation; and the risks described in our Annual Report on Form 10-K for the year ended December 31, 2025 and our reports and registration statements filed from time to time with the SEC.  The above list of factors is not exhaustive. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause actual results to vary materially from those stated in forward-looking statements, see the discussion under the section entitled “Risk Factors” in our Annual Report for the year ended December 31, 2025, filed with the SEC on Form 10-K and any other reports filed with the SEC. Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, you should not place undue reliance on any forward-looking statements.  Any forward-looking statements speak only as of the date on which such statements are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether as a result of new information, subsequent events or otherwise.

Third Quarter 2026 Accomplishments

Solid financial performance

- ✓ Third quarter 2026 net income of $118 million and Adjusted EBITDA[1] of $301 million
- ✓ Raising 2026 Adjusted EBITDA guidance midpoint and narrowing range to $1,185 - $1,225 million; updated midpoint represents 7% year-over-year growth[2]
- ✓ Reaffirming 2027 Adjusted EBITDA early outlook of $1,225 - $1,295 million

Executing new organic growth opportunities

- ✓ Advanced over $0.4 billion of new organic projects to FID[3], increasing the total committed backlog to 70%
- ✓ Reached FID on Midwestern pipeline "MIST S1" mainline expansion of ~300 MMcf/d
- ✓ Reached FID on pipeline lateral off Midwestern to serve new 900 MW power plant in Indiana
- ✓ Reached FID on Guardian Phase 2 Modernization

Advancing construction projects

- ✓ Received FERC approval for Guardian's rate case settlement, which recovers Guardian Phase 1 modernization investment
- ✓ Guardian "G3" pipeline expansion remains on track, with the FERC certificate order scheduled for 1H 2027



DT Midstream

1. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix
2. From prior year Adjusted EBITDA original guidance midpoint
3. Final Investment Decision

3

DTM Provides a Distinctive Investment Opportunity

Premium, high-quality, pure play natural gas attributes compared to peers

Leading Organic Growth
$3.4B project backlog

High-Quality Portfolio Mix
~70% Pipeline segment

Premier Geographic Presence
Growing power and LNG demand

Durable Contracting
~95% demand-based contracts[1], ~8-year average[2] contract tenor

Investment Grade
2.8x on-balance sheet / 3.4x proportional 2026E YE leverage

Peer-leading Dividend and Adjusted EBITDA Growth


Dividend CAGR
2021-2025
8%
2%
DTM3
Gas-Focused Peers 4
Adjusted EBITDA5 CAGR
2021-2025
12%
6%
DTM3
Gas-Focused Peers 4

Differentiated Business Mix and Backlog


Business Mix as
% of 2025 EBITDA6
Pipeline
70%
30%
Gathering
Backlog 75% Pipeline Projects
Project Backlog as
% of 2025 EBITDA
300%
260%
DTM
Peer Average7

1. Represents % of 2025 revenue contribution comprised of demand, Minimum Volume Commitments (MVCs) or flowing gas/proved developed producing reserves
2. Overall portfolio weighted average contract tenor as of 12/31/2025
3. DTM 2025 dividend based on annualized Q1 2025 Board-approved dividend ($0.82/share); DTM 2021-2025 Adjusted EBITDA CAGR based on 2021 original guidance to 2025 actual
4. Peer average of gas-focused peers (WMB, KMI, AM, TRP, ENB)
5. Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix
6. Represents 2025 Pipeline and Gathering segment Adjusted EBITDA contributions
7. Peer average includes WMB, KMI, TRP, ENB; Source: Peer company filings as of 2/13/2026

DT Midstream

4

 Represents 2026-2030 probability-weighted capex  5  Executing on ~$3.4 billion Organic Project Backlog over 2026-2030  Reached FID on ~70% of project backlog with $0.8 billion committed in nine months   ~50%  Reached   FID  50%  Pre-FID  ~$3.4 billion   Capital Project Backlog   ~$2.4 billion total committed   ~$0.4 billion committed in Q3 2026  >80% of total commitments in pipeline segment  1  Projects at 5-8x build multiples  70%  Reached   FID  30%  Actively  Advancing

Reached FID on Midwestern MIST S1 Expansion and New Lateral

Serving incremental power generation demand in southern Indiana



Chicago, IL
Guardian Pipeline
Joliet Hub
Vector Pipeline
Iowa
Indiana
Illinois
REX
~300 MMcf/d "MIST S1"
New 900 MW Power Plant
Midwestern Gas Transmission
Missouri
Pre-FID
Texas Gas
Kentucky
Tenn Gas
East Tenn

MIST S1 Mainline Expansion

- ~300 MMcf/d expansion with expected Q4 2029 in-service date
- Expansion will be completed via a combination of compression and looping
- Anchored by precedent agreements with investment-grade utilities
  - 20-year contract terms
  - Negotiated rates

Power Plant Lateral

- Pipeline lateral serving new 900 MW power plant in Indiana
  - 1H 2028 expected lateral pipeline in-service date
- Supported by 20-year, demand-based contract with a utility offtaker

$275 to $325 million combined capital investment[1] at ~5.5-6.5x build multiple

DT Midstream

1. Includes Allowance for Funds Used During Construction (AFUDC)

6

 7  Guardian Phase 2 Modernization Reaches FID  Continuing investment in modernization projects to enhance system efficiency and reliability   Disciplined investment supports long-term pipeline performance  Capital investment will be recovered in pipeline rate cases  Received FERC approval for Guardian’s rate case settlement, which recovers Guardian Phase 1 modernization investment  Project  Capital investment  Expected in service  Guardian Phase 1  $130 - $150M  2H 2027  Midwestern Phase 1  $140 - $160M  1H 2028  Viking Phase 1  $140 - $160M  Q4 2028  Guardian Phase 2  $130 - $150M  Q3 2030

Expansion Projects Across Our Footprint

Integrated network positioned to serve growing natural gas demand



DTM PIPELINE AND GATHERING ASSETS
STORAGE ASSETS
Viking Gas Transmission
Michigan System
Guardian Pipeline
Washington 10 Storage Complex
Vector Pipeline
Generation Pipeline
NEXUS Gas Transmission Pipeline
Tioga Gathering System
Susquehanna Gathering System
Millennium Pipeline
Bluestone Gathering Lateral Pipeline
Birdsboro Pipeline
Appalachia Gathering System
Ohio Utica Gathering System
Stonewall Gas Gathering Lateral Pipeline
Midwestern Gas Transmission
A
B
C
D
E
F
G
H
I
J
K
L
M
N
O
In Execution
Pre-FID

Expansion Project	Target ISD	Current Status
A Millennium R2R	Q1 2027	In Execution
B Viking Pipeline expansion	Q4 2027	In Execution
C Appalachia Gathering System expansion	Q4 2027	In Execution
D Haynesville System expansion	2H 2028	In Execution
E Guardian Pipeline "G3" expansion	Q4 2028	In Execution
F Vector 2028 Pipeline expansion	Q4 2028	In Execution
G Midwestern "MIST S1" expansion	Q4 2029	In Execution
H Millennium Pipeline "REP"[1]	Q4 2028	Open Season Closes 11/13
I Midwestern "MIST" additional expansion phases	As early as 2030	Active Customer Discussions
J Vector 2030 Pipeline expansion	As early as Q4 2030	Negotiating Binding PAs
K Guardian Pipeline "G4" expansion	2031+	Evaluating Market Interest
L Millennium Pipeline expansion	2030+	Evaluating Market Interest
M Haynesville System expansion	TBD	Evaluating Market Interest
N NEXUS Pipeline expansion	TBD	Evaluating Market Interest
O Storage development/expansion	TBD	Evaluating Market Interest

DT Midstream

1. Ramapo Enhancement Project

8

 Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix  9  Third Quarter 2026 Financial Results  Q2 2026  Q3 2026  $305  $301  Pipeline  Gathering  Pipeline  Higher revenue on joint venture pipelines   Gathering  Lower Northeast volumes  67%  33%  xx  Adjusted EBITDA1  (millions) segment % of total  66%  34%

 Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix  Definition and reconciliation of Operating Earnings and Operating Earnings per Share (non-GAAP) to reported earnings included in the appendix; EPS calculation based on average share count of approximately 103 million shares outstanding - diluted  Definition and reconciliation of Distributable Cash Flow (non-GAAP) to net income included in the appendix  Includes contribution to equity method investees  10  Guidance Updates Reflect Strong Year-to-Date Performance  Raising 2026 Adjusted EBITDA and Distributable Cash Flow guidance  (millions, except EPS)  Prior Guidance  Updated Guidance  2026 Adjusted EBITDA1  $1,155 - $1,225  $1,185 - $1,225  2026 Operating Earnings2  $455 - $495  $460 - $490  2026 Operating EPS2  $4.42 - $4.82  $4.47 - $4.77  2026 Distributable Cash Flow3  $830 - $890  $860 - $890  2026 Capital Investment4  $490 - $570  $450 - $510  Growth Capital  $420 - $480  $375 - $425  Maintenance Capital  $70 - $90  $75 - $85  2027 Adjusted EBITDA (early outlook)   $1,225 - $1,295  $1,225 - $1,295

 2026 guidance  2027  $375 - $425  11  2026 Capital Plan is Committed and 2027 is Advancing  Capital efficiency lowering 2026 Growth Capital guidance by over 10%  Growth capex  (millions)  Organic, demand-driven, capital investments  Increasing 2027 committed capital to reflect new investments  Total committed investments of ~$1.0 billion over 2026 and 2027  ~$2.4 billion of projects have reached FID through 2030  Committed  New Commitments  Pre-FID  ~$400  Committed  ~$610  Committed

 Definition and reconciliation of Adjusted EBITDA (non-GAAP) to net income included in the appendix  Definition and reconciliation of Operating Earnings and Operating Earnings per Share (non-GAAP) to reported earnings included in the appendix; EPS calculation based on average share count of approximately 103 million shares outstanding – diluted on September 30, 2026 and June 30, 2026  Definition and reconciliation of Distributable Cash Flow (non-GAAP) included in the appendix  Includes contribution to equity method investees and excludes equity AFUDC  12  Quarterly Financial Results  Three months ended   (millions, except EPS)  September 30, 2026  June 30, 2026  Key drivers  Adjusted EBITDA1  $301  $305  Pipeline segment  $202  $200  Higher revenue on joint venture pipelines  Gathering segment  $99  $105  Lower Northeast volumes in Q3  Operating Earnings2  $118  $112  Higher one-time income tax expense in Q2  Operating EPS2  $1.16  $1.09  Distributable Cash Flow3  $270  $174  Cash interest expense in Q2  Growth Capital4  $79  $86  Maintenance Capital  $19  $24

 13  Appendix

 14  Gathering Volume Summary  Strong year-over-year volume growth across Haynesville and Appalachia in Q3  Q3 2025  Q4 2025  Q1 2026  Q2 2026  Q3 2026  +6%  Haynesville throughput  Q3 2025  Q4 2025  Q1 2026  Q2 2026  Q3 2026  1.09  1.28  1.42  1.38  1.25  +15%  Northeast throughput  Appalachia Gathering  Susquehanna Gathering  Tioga Gathering  Ohio Utica Gathering  Blue Union Gathering  (bcf/d)  Producer curtailments driving lower expected volumes for Q4 2026 compared to Q3 2026

 Key Growth Investment Projects in Progress  Continuing track record of completing growth investments on time and on budget  In progress project updates  Reached FID on MIST S1, Midwestern power plant lateral, and Guardian Phase 2 Modernization  Received FERC approval for Guardian’s rate case settlement, which recovers Guardian Phase 1 modernization investment  Guardian “G3” FERC certificate order scheduled for 1H 2027  All other projects remain on schedule and on budget  Projects in Execution1  Expected   in-service dates  Millennium Pipeline R2R  Q1 2027  Guardian Pipeline Phase 1 Modernization   2H 2027  Viking Gas Transmission expansion  Q4 2027  Appalachia Gathering System expansion  Q4 2027  Midwestern Gas Transmission Phase 1 Modernization   1H 2028  Midwestern Gas Transmission power plant lateral – New  1H 2028  LEAP Phase 5 expansion  2H 2028  Viking Gas Transmission Phase 1 Modernization  Q4 2028  Guardian Pipeline “G3” expansion  Q4 2028  Vector Pipeline 2028 expansion  Q4 2028  Midwestern Gas Transmission “MIST S1” expansion – New   Q4 2029  Guardian Pipeline Phase 2 Modernization – New   Q3 2030  15  1. Key growth projects that have reached FID

Executing Haynesville System Expansion

Premier supply optionality and Gulf Coast market access drive continued expansions

Increasing Haynesville System supply access

- Long-term agreements with two producers
- Incremental East Texas connectivity in Carthage area expands access to growing producer activity

LEAP Phase 5 expansion increases total capacity to 2.3 Bcf/d

- 200 MMcf/d expansion with expected 2H 2028 in-service date
- Project entails incremental compression and looping
- Underpinned by long-term, demand-based contract
- LEAP can be further expanded to ~4 Bcf/d to serve growing Gulf Coast LNG and industrial corridor demand



DTM assets
DTM treating plants
Electric compression
Acreage dedication
LNG facilities
Operational
Under development
Louisiana
Mississippi
Texas
Carthage Hub
+200 MMcf/d
LEAP Phase 5 Expansion
Gillis Hub
LNG Corridor
Magnolia LNG
Lake Charles LNG
Woodside Louisiana LNG
Cameron LNG
Port Arthur
Sabine Pass LNG
CP2
Henry Hub
Golden Pass LNG
Common-wealth LNG
Calcasieu Pass
Delfin LNG
LEAP capacity (Bcf/d)
Current
2.1
Phase 5 expansion
0.2
Total
2.3
Expansion potential
~4

DT Midstream 16

 Source: S&P Global Short-term Outlook – September 2026  17  Strong U.S. Demand and Production Fundamentals  Over half of demand growth will be served by Haynesville and Appalachia production  U.S. Natural Gas Demand Forecast  2025  2030  50  65  +15 bcf/d  Production Forecast – DTM Basins  (bcf/d)  Haynesville   Appalachia  (bcf/d)  2025  2030  113  139  +26 bcf/d  ResComm  Industrial  Power  LNG Exports  Mexican Exports  Other

Extensive Interstate Network Adjacent to Growing Utility Demand

Data center opportunities accelerating Upper Midwest and Northeast natural gas demand


Utility Announced Data Center & Large Load Opportunities
Manitoba, Canada
Ontario, Canada
Minnesota
North Dakota
South Dakota
Wisconsin
Iowa
Nebraska
Illinois
Missouri
Kentucky
Tennessee
New York
Pennsylvania
West Virginia
Virginia
North Carolina
Viking Gas Transmission
Guardian Pipeline
Washington 10 Storage Complex
Vector Pipeline
Generation Pipeline
NEXUS Gas Transmission Pipeline
Appalachia Gathering System
Ohio Utica Gathering System
Stonewall Gas Gathering Lateral Pipeline
Midwestern Gas Transmission
11 GW
16 GW
12 GW
10 GW
DTM PIPELINE ASSETS
STORAGE ASSETS
MISO MARKET
PJM MARKET

~50 GW
Utility Announced Opportunities

~7.5 Bcf/d
Natural Gas Demand[1]

Forecasted Total Annual Power Demand (TWh)


MISO[2]
+20%
678
816
2025
2030
PJM[3]
+22%
827
1,005
2025
2030

1. Assumes 1 GW = 0.15 Bcf/d natural gas demand
2. Midcontinent Independent System Operator, Inc.
3. PJM Interconnection LLC, RTO Region

Source: Utility company announcements, S&P Global Commodity Insights North American Power Market Outlook, May 2026

DT Midstream

18

Includes Illinois, Indiana, Kentucky, Michigan, Minnesota, Ohio, Tennessee and Wisconsin  Assumes 1 GW = 0.15 Bcf/d of natural gas  Source: S&P Global Commodity Insights US Coal-Fired Power Retirement Announcement – June 21, 2026  19  Strategically Located Assets to Serve Power Demand Growth  Coal retirements will drive growth in natural gas demand  35 GW  summer   capacity  Forecasted Coal Plant Retirements1   2026-2040   +5 Bcf/d  Potential Natural Gas Demand2

 Includes 0.25 Bcf/d receipt connectivity upon Haynesville system expansion in-service  Interconnect provides a pathway to reach majority of terminals within the LNG corridor  Source: Wood Mackenzie Strategic Planning Outlook – April 2026  20  Leading Market Position in the Haynesville   Superior connectivity to basin supply and LNG markets provides competitive advantage  2025  2026  2027  2028  2029  2030  2031  2032  2033  2034  2035  +13 Bcf/d  Haynesville Supply Forecast (Bcf/d)  2025  2026  2027  2028  2029  2030  2031  2032  2033  2034  2035  +15 Bcf/d  DTM’s Haynesville System Direct LNG Market Connections (Bcf/d)  Sabine Pass  Cameron  Calcasieu Pass  Plaquemines  Golden Pass  Port Arthur  Woodside Louisiana  Existing/Future   LEAP Interconnect   Capacity (Bcf/d)  LNG terminal / market  Transco  0.5  Industrial / LNG corridor2  Cameron  0.25  Cameron LNG, Port Arthur LNG  Creole Trail  1.0  Sabine Pass LNG  Texas Eastern  0.75  Calcasieu Pass LNG  Targa  0.1  Industrial  TC Energy Gillis Access  1.0  Industrial / Plaquemines LNG, Calcasieu Pass LNG  Cameron Expansion  0.25  Cameron LNG, Port Arthur LNG  Driftwood Line 200 (Future)  1.0  Louisiana LNG  ~4.9 Bcf/d Downstream  Interconnectivity  ~3.75 Bcf/d Receipt Capacity1

 21  Non-GAAP Definitions  Adjusted EBITDA and Distributable Cash Flow (DCF) are non-GAAP measures  Adjusted EBITDA is defined as GAAP net income attributable to DT Midstream before expenses for interest, taxes, depreciation and amortization, and gains or losses from financing activities, further adjusted to include our proportional share of net income from our equity method investees (excluding interest, taxes, depreciation and amortization), and to exclude certain items we consider non-routine. We believe Adjusted EBITDA is useful to us and external users of our financial statements in understanding our operating results and the ongoing performance of our underlying business because it allows our management and investors to have a better understanding of our actual operating performance unaffected by the impact of interest, taxes, depreciation, amortization and non-routine charges noted in the table below. We believe the presentation of Adjusted EBITDA is meaningful to investors because it is frequently used by analysts, investors and other interested parties in our industry to evaluate a company’s operating performance without regard to items excluded from the calculation of such measure, which can vary substantially from company to company depending on accounting methods, book value of assets, capital structure and the method by which assets were acquired, among other factors. We use Adjusted EBITDA to assess our performance by reportable segment and as a basis for strategic planning and forecasting.     Distributable Cash Flow (DCF) is calculated by deducting earnings from equity method investees, depreciation and amortization attributable to noncontrolling interests, cash interest expense, maintenance capital investment (as defined below), and cash taxes from, and adding interest expense, income tax expense, depreciation and amortization, and dividends and distributions from equity method investees to, Net Income Attributable to DT Midstream, further adjusted for certain items we consider non-routine and other non-cash items. Maintenance capital investment is defined as the total capital expenditures used to maintain or preserve assets or fulfill contractual obligations that do not generate incremental earnings. We believe DCF is a meaningful performance measurement because it is useful to us and external users of our financial statements in estimating the ability of our assets to generate cash earnings after servicing our debt, paying cash taxes and making maintenance capital investments, which could be used for discretionary purposes such as common stock dividends, retirement of debt or expansion capital expenditures.     Adjusted EBITDA and DCF are not measures calculated in accordance with GAAP and should be viewed as a supplement to and not a substitute for the results of operations presented in accordance with GAAP. There are significant limitations to using Adjusted EBITDA and DCF as a measure of performance, including the inability to analyze the effect of certain recurring and non-recurring items that materially affect our net income or loss. Additionally, because Adjusted EBITDA and DCF exclude some, but not all, items that affect net income and are defined differently by different companies in our industry, Adjusted EBITDA and DCF do not intend to represent net income attributable to DT Midstream, the most comparable GAAP measure, as an indicator of operating performance and are not necessarily comparable to similarly titled measures reported by other companies.  Reconciliation of net income attributable to DT Midstream to Adjusted EBITDA or DCF as projected for full-year 2026 or 2027 is not provided. We do not forecast net income as we cannot, without unreasonable efforts, estimate or predict with certainty the components of net income. These components, net of tax, may include, but are not limited to, impairments of assets and other charges, divestiture costs, acquisition costs, or changes in accounting principles. All of these components could significantly impact such financial measures. At this time, management is not able to estimate the aggregate impact, if any, of these items on future period reported earnings. Accordingly, we are not able to provide a corresponding GAAP equivalent for Adjusted EBITDA or DCF.

 22  Non-GAAP Definitions  Operating Earnings and Operating Earnings per share are non-GAAP measures  Use of Operating Earnings Information – Operating Earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DT Midstream management believes that Operating Earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses Operating Earnings as the primary performance measurement for external communications with analysts and investors. Internally, DT Midstream uses Operating Earnings to measure performance against budget and to report to the Board of Directors.   In this presentation, DT Midstream provides guidance for future period Operating Earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e., future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings.

 New slide  23  Non-GAAP Reconciliations  Reconciliation of Reported to Operating Earnings – DT Midstream Consolidated  Three Months Ended  September 30,  June 30,  2026  2026  Reported Earnings     Pre-tax Adjustments     Income Taxes (1)     Operating Earnings  Reported Earnings     Pre-tax Adjustments     Income Taxes (1)      Operating Earnings  (millions)  Adjustments  $ —   $ —   $ —   $ —   Net Income Attributable to DT Midstream     $ 118      $ —      $ —      $ 118      $ 112      $ —      $ —      $ 112   Nine Months Ended  September 30,  September 30,  2026  2025  Reported Earnings     Pre-tax Adjustments     Income Taxes (1)     Operating Earnings  Reported Earnings     Pre-tax Adjustments     Income Taxes (1)     Operating Earnings  (millions)  Adjustments   —    —    —    —   Net Income Attributable to DT Midstream     $ 360      $ —   $ —      $ 360      $ 330      $ —   $ —      $ 330   (1)  Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments

 Non-GAAP Reconciliations     Reconciliation of Reported to Operating Earnings per diluted share(1) – DT Midstream Consolidated  24  Nine Months Ended  September 30,  September 30,  2026  2025  Reported Earnings     Pre-tax Adjustments     Income Taxes (2)     Operating Earnings  Reported Earnings     Pre-tax Adjustments     Income Taxes (2)     Operating Earnings         (per share)  Adjustments   —    —    —    —   Net Income Attributable to DT Midstream     $ 3.51      $ —      $ —      $ 3.51      $ 3.22      $ —   $ —      $ 3.22   (1)  Per share amounts are divided by Weighted Average Common Shares Outstanding — Diluted, as noted on the Consolidated Statements of Operations  (2)  Excluding tax related adjustments, the amount of income taxes was calculated based on a combined federal and state income tax rate, considering the applicable jurisdictions of the respective segments and deductibility of specific operating adjustments  Three Months Ended  September 30,  June 30,  2026  2026  Reported Earnings     Pre-tax Adjustments     Income Taxes (2)     Operating Earnings  Reported Earnings     Pre-tax Adjustments     Income Taxes (2)     Operating Earnings         (per share)  Adjustments  $ —   $ —   $ —   $ —   Net Income Attributable to DT Midstream     $ 1.16      $ —      $ —      $ 1.16      $ 1.09      $ —   $ —      $ 1.09

 25     Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA  Non-GAAP Reconciliations  Three Months Ended  Nine Months Ended  September 30,  June 30,  September 30,  September 30,  2026  2026  2026  2025  Consolidated  (millions)  Net Income Attributable to DT Midstream  $ 118   $ 112   $ 360   $ 330   Plus: Interest expense   40    42    122    120   Plus: Income tax expense   41    53    130    104   Plus: Depreciation and amortization   71    68    208    191   Plus: EBITDA from equity method investees (1)   69    66    213    206   Less: Gain from financing activities   (1)   (1)   (2)   —   Less: Interest income   (2)   (1)   (4)   (2)  Less: Earnings from equity method investees   (34)   (33)   (110)   (101)  Less: Depreciation and amortization attributable to noncontrolling interests   (1)   (1)   (3)   (3)  Adjusted EBITDA  $ 301   $ 305   $ 914   $ 845   (1)  Includes share of our equity method investees’ earnings before interest, taxes, depreciation and amortization, which we refer to as “EBITDA.” A reconciliation of earnings from equity method investees to EBITDA from equity method investees follows:  Three Months Ended  Nine Months Ended  September 30,  June 30,  September 30,  September 30,  2026  2026  2026  2025  (millions)  Earnings from equity method investees  $ 34      $ 33   $ 110      $ 101   Plus: Depreciation and amortization attributable to equity method investees   22    20    63    63   Plus: Interest expense attributable to equity method investees   13    13    40    42   EBITDA from equity method investees  $ 69      $ 66   $ 213      $ 206

 26  Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA Pipeline Segment  Non-GAAP Reconciliations  Three Months Ended  Nine Months Ended  September 30,  June 30,  September 30,  September 30,  2026  2026  2026  2025  Pipeline  (millions)  Net Income Attributable to DT Midstream  $ 93   $ 86   $ 287   $ 277   Plus: Interest expense   14    14    42    38   Plus: Income tax expense   33    41    104    87   Plus: Depreciation and amortization   29    28    86    83   Plus: EBITDA from equity method investees (1)   69    66    213    206   Less: Gain from financing activities   —    (1)   (1)   —   Less: Interest income   (1)   —    (2)   (1)  Less: Earnings from equity method investees   (34)   (33)   (110)   (101)  Less: Depreciation and amortization attributable to noncontrolling interests   (1)   (1)   (3)   (3)  Adjusted EBITDA  $ 202   $ 200   $ 616   $ 586   (1)  Includes share of our equity method investees’ earnings before interest, taxes, depreciation and amortization, which we refer to as “EBITDA.” A reconciliation of earnings from equity method investees to EBITDA from equity method investees follows:  Three Months Ended  Nine Months Ended  September 30,  June 30,  September 30,  September 30,  2026  2026  2026  2025  (millions)  Earnings from equity method investees  $ 34      $ 33   $ 110      $ 101   Plus: Depreciation and amortization attributable to equity method investees   22    20    63    63   Plus: Interest expense attributable to equity method investees   13    13    40    42   EBITDA from equity method investees  $ 69      $ 66   $ 213      $ 206

 27  Reconciliation of Net Income Attributable to DT Midstream to Adjusted EBITDA Gathering Segment  Non-GAAP Reconciliations  Three Months Ended  Nine Months Ended  September 30,  June 30,  September 30,  September 30,  2026  2026  2026  2025  Gathering  (millions)  Net Income Attributable to DT Midstream  $ 25   $ 26   $ 73   $ 53   Plus: Interest expense   26    28    80    82   Plus: Income tax expense   8    12    26    17   Plus: Depreciation and amortization   42    40    122    108   Less: Gain from financing activities   (1)   —    (1)   —   Less: Interest income   (1)   (1)   (2)   (1)  Adjusted EBITDA  $ 99   $ 105   $ 298   $ 259

 Non-GAAP Reconciliations  28  Reconciliation of Net Income Attributable to DT Midstream to Distributable Cash Flow  Three Months Ended  Nine Months Ended  September 30,  June 30,  September 30,  September 30,  2026  2026  2026  2025  Consolidated  (millions)  Net Income Attributable to DT Midstream  $ 118   $ 112   $ 360   $ 330   Plus: Interest expense   40    42    122    120   Plus: Income tax expense   41    53    130    104   Plus: Depreciation and amortization   71    68    208    191   Less: Gain from financing activities   (1)   (1)   (2)   —   Less: Earnings from equity method investees   (34)   (33)   (110)   (101)  Less: Depreciation and amortization attributable to noncontrolling interests   (1)   (1)   (3)   (3)  Plus: Dividends and distributions from equity method investees    64    40    160    139   Less: Cash interest expense   (2)   (77)   (79)   (75)  Less: Cash taxes   (4)   (3)   (9)   (3)  Less: Maintenance capital investment (1)   (19)   (24)   (54)   (33)  Less: Other non-cash adjustments   (3)   (2)   (5)   —   Distributable Cash Flow  $ 270   $ 174   $ 718   $ 669   (1)  Maintenance capital investment is defined as the total capital expenditures used to maintain or preserve assets or fulfill contractual obligations that do not generate incremental earnings.